LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT DURATION MUNICIPAL

INCOME FUND - CLASS C2 SHARES

SUPPLEMENT DATED OCTOBER 1, 2020 TO THE

PROSPECTUS DATED SEPTEMBER 30, 2020

The following disclosure is added to the fund’s Prospectus as the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents”:

Appendix: Waivers and Discounts Available from Certain Service Agents

Front-End Sales Charge Waivers on Class A Shares:

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
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Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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Service Agents, on behalf of their clients, can convert Class P shares, as applicable, to Class A shares, generally on a tax-free basis, without clients being subject to an initial sales charge; for eligibility, please consult your Service Agent for more information.

A-1

Please retain this supplement for future reference.

WASX622021